SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      December 9, 1999 (December 1, 1999)

                                STORAGE USA, INC.
               (Exact name of registrant as specified in charter)

   Tennessee                       001-12910                      62-1251239
   ---------                       ---------                      ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

         165 Madison Avenue, Suite 1300
              Memphis, Tennessee                                38103
              ------------------                                -----
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:    (901) 252-2000
                                                       --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

         On December 1, 1999, Storage USA, Inc. (the "Registrant") filed a current report on Form 8-K announcing the formation of two joint ventures with GE Capital Corporation. The Registrant is filing this amendment to the current report to provide additional information with respect to those transactions, as set forth in the exhibits included herewith, which are incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a) Financial Statements.

            None

         b) Pro Forma Financial Information.

            None


         c) Exhibits.

                            Number      Exhibit
                            ------      -------

                              10.1 Limited Liability Company Agreement of Storage Development Portfolio, L.L.C., dated November 30, 1999, between SUSA Partnership, L.P. and Storage Ventures, L.P.

                              10.2 Limited Liability Company Agreement of Storage Acquisition Portfolio, L.L.C., dated November 30, 1999, between SUSA Partnership, L.P. and Storage Ventures, L.P.

                              10.3      Warrant    Purchase    Agreement   dated
                                        November 30, 1999,  between Storage USA,
                                        Inc. and Storage Ventures, L.P.

                              10.4 Common Stock Warrant, dated November 30, 1999, issued by Storage USA, Inc. to Storage Ventures, L.P.

                              10.5 Participation Rights Letter dated November 12, 1999 from Storage USA, Inc. to Security Capital U.S. Realty Management.

                              99.1 Storage USA Press Release dated December 1, 1999, announcing joint ventures with GE Capital Corporation (previously filed).

                              99.2      Storage USA Press Release dated December
                                        1,   1999,    announcing   approval   of
                                        repurchase program (previously filed).

                              99.3 Summary of Material Terms of the GE Capital Transactions (previously filed).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         STORAGE USA, INC.



Date: December 9, 1999                   By: /s/ Christopher P. Marr
                                            -----------------------------
                                         Christopher P. Marr
                                         Chief Financial Officer

                                  EXHIBIT INDEX


         Number     Exhibit
         ------     -------

          10.1 Limited Liability Company Agreement of Storage Development Portfolio, L.L.C., dated November 30, 1999, between SUSA Partnership, L.P. and Storage Ventures, L.P.

          10.2 Limited Liability Company Agreement of Storage Acquisition Portfolio, L.L.C., dated November 30, 1999, between SUSA Partnership, L.P. and Storage Ventures, L.P.

          10.3 Warrant Purchase Agreement dated November 30, 1999, between Storage USA, Inc. and Storage Ventures, L.P.

          10.4 Common Stock Warrant, dated November 30, 1999, issued by Storage USA, Inc. to Storage Ventures, L.P.

          10.5      Participation  Rights  Letter  dated  November 12, 1999 from
                    Storage  USA,   Inc.  to  Security   Capital   U.S.   Realty
                    Management.

          99.1 Storage USA Press Release dated December 1, 1999, announcing joint ventures with GE Capital Corporation (previously filed).

          99.2 Storage USA Press Release dated December 1, 1999, announcing approval of repurchase program (previously filed).

          99.3 Summary of Material Terms of the GE Capital Transactions (previously filed).